UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 23, 2025  (July 18, 2025)

VERIS RESIDENTIAL, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

VERIS RESIDENTIAL, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On July 18, 2025, Ronald Dickerman notified the Board of Directors (the “Board”) of Veris Residential, Inc. (the “Company”), the general partner of Veris Residential, L.P. through which the Company conducts its business, of his decision to resign from the Board effective as of July 23, 2025. Mr. Dickerman’s resignation was not a result of any disagreements with the Company on any matter relating to its operations, policies or practices.

Election of New Director

On July 23, 2025, the Company announced that the Board elected Christopher Papa to serve as a director of the Company to fill the vacancy created by Mr. Dickerman’s resignation effective as of July 23, 2025. Mr. Papa also was appointed as a member of the Audit Committee of the Board.

Mr. Papa will receive standard compensation and equity awards in accordance with the Company’s compensation program for non-employee directors (as such program may be adjusted by the Board from time to time). The Company’s current compensation program for non-employee directors is described in the “Compensation of Directors” section of the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2025. The Company also intends to enter into its standard form of indemnification agreement with Mr. Papa.

There are no arrangements or understandings between Mr. Papa and any other persons pursuant to which he was selected as a director, and he does not have any family relationships with any of the Company’s directors or executive officers. Mr. Papa does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K in respect of the Company.

Item 7.01.	Regulation FD Disclosure.

On July 23, 2025, the Company issued a press release announcing the decision of Mr. Dickerman to resign from the Board and the election of Mr. Papa to the Board to fill the vacancy created by Mr. Dickerman’s resignation, which press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information in the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release of Veris Residential, Inc. dated July 23, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIS RESIDENTIAL, INC.

Dated: July 23, 2025	By:	/s/ Taryn Fielder
Taryn Fielder
General Counsel and Secretary

VERIS RESIDENTIAL, L.P.

	By:	Veris Residential, Inc.,
its general partner

Dated: July 23, 2025		By:	/s/ Taryn Fielder
Taryn Fielder
General Counsel and Secretary